UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/ A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - MARCH 30, 2007

TIGER ETHANOL INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6600, Trans-Canada
Suite 519
Pointe-Claire, Quebec H9R 4S2
Canada
(Address of principal executive offices)

(514) 771-3795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note:

Tiger Ethanol International Inc. (the “Company”) is filing this amendment (this “Amendment”) to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on April 23, 2007 (the “Original Form 8-K”) to clarify statements made in the Original Form 8-K. This Amendment amends and restates the Original Form 8-K in its entirety.

Item 4.01:	Changes in Registrant’s Certifying Accountant.

On March 30, 2007, the Company dismissed its independent auditor, Malone & Bailey, PC. Effective as of March 30, 2007, the Company has retained Raymond Chabot Grant Thornton, LLP, as its independent auditor.

During the Company's two most recent fiscal years the opinion of Malone & Bailey, PC on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows. Each of the independent auditor's reports of Malone & Bailey, PC dated March 15, 2007 (for the year ended November 30, 2006) and February 22, 2006 (for the year ended November 30, 2005) contained "going concern" qualifications. This qualification in the report dated March 15, 2007 (for the year ended November 30, 2006) questioned the Company’s ability to raise additional funds through either the sale of equity securities or issuance and stressed the absence of any resulting adjustments in the financial statements; thus raising substantial doubts regarding the Company's ability to continue as a going concern. In the report dated February 22, 2006 (for the year ended November 30, 2005) the "going concern" qualification stated that the Company’s assets did not provide adequate working capital for the Company, and thus raised substantial doubts about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years, and through the date of their dismissal, there were no disagreements with Malone & Bailey, PC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements , if not resolved to Malone & Bailey, PC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company has provided Malone & Bailey, PC, with a copy of this Amendment prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 16.1.

The decision to change auditors was approved by the Audit Committee of the Company's Board of Directors.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 16.1	Letter of Malone & Bailey, PC to the Commission, dated as of May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER ETHANOL INTERNATIONAL INC.

Date: May 4 , 2007	By:	/s/ James Pak Chiu Leung
Name: James Pak Chiu Leung
Title: Chief Executive Officer